UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2023

Solo Brands, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40979	87-1360865
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Mustang Dr.
Grapevine, TX	76051
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (817)- 900-2664

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	DTC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

On October 19, 2023, Somer Webb, Chief Financial Officer (“CFO”) of Solo Brands, Inc. (the “Company”), notified the Company of her decision to resign from her position, effective December 10, 2023. In connection with her resignation, the Company intends to enter into a standard form of separation and release of claims agreement and waive the terms related to a termination without good reason by the executive included in Ms. Webb’s original employment agreement.

Interim Chief Financial Officer

In connection with Ms. Webb’s resignation, the board of directors (the “Board”) of the Company appointed Andrea K. Tarbox, the current chairperson of the Company’s Audit Committee, as interim CFO of the Company, effective December 10, 2023. Biographical and other information required by Item 5.02(c)(2) and (3) of Form 8-K regarding Ms. Tarbox has been previously disclosed by the Company in its Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2023, which information is incorporated herein by reference. During her time as interim CFO, Ms. Tarbox will remain on the Board, but temporarily step down from her position on the Audit Committee, effective December 10, 2023. The Company is conducting a search process to fill the CFO role on a permanent basis.

Item 7.01	Regulation FD Disclosure.

Reaffirming Guidance and Press Release

On October 25, 2023, the Company announced it is reaffirming its previously provided guidance for the full fiscal year ending December 31, 2023.

On October 25, 2023, the Company issued a press release relating to the matters described in this Current Report on Form 8-K (this “Report”), which is attached to this Report as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Report (including Exhibit 99.1 attached hereto), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number

99.1	Press Release issued by Solo Brands, Inc., dated October 25, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Solo Brands, Inc.

Date: October 25, 2023	By:	/s/ Kent Christensen
Kent Christensen
General Counsel